UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 7, 2014

Quad/Graphics, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	001-34806	39-1152983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N61 W23044 Harry's Way, Sussex, Wisconsin 53089-3995
(Address of principal executive offices, including zip code)

(414) 566-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On April 7, 2014, Quad/Graphics, Inc. (the “Company”) announced that it intends to offer, subject to market and customary conditions, $300 million in aggregate principal amount of senior notes due 2022 in a private offering that is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The notes will be senior unsecured obligations of Quad/Graphics. The Company also announced it has launched a $1.6 billion extension and increase in its senior secured credit facility which is expected to consist of a five-year $850 million revolving line of credit, a five-year $450 million bank term loan A and a seven-year $300 million term loan B. The Company expects to use the net proceeds from the notes offering and the extension and increase of its senior secured credit facility to: (1) repay its existing term loans, revolver borrowings and an international term loan; (2) fund the acquisition of Brown Printing Company; and (3) for general corporate purposes. A copy of the press release announcing these matters is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein.

On April 7, 2014, the Company separately announced that it is reaffirming its 2014 annual guidance for net sales, Adjusted EBITDA and Free Cash Flow. A copy of the press release announcing this matter is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein. Please see this press release for the definitions of, and additional information regarding, Adjusted EBITDA and Free Cash Flow (which are non-GAAP financial measures).

In accordance with general Instruction B.2 of Form 8-K, the information in this Item 7.01 and the related press releases attached to this Current Report on Form 8-K are furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01.    Financial Statements and Exhibits.

(a)    Not applicable.

(b)    Not applicable.

(c)    Not applicable.

(d)    Exhibits. The following exhibits are being filed herewith:

(99.1)	Press Release of Quad/Graphics, Inc., dated April 7, 2014, announcing certain financing matters.

(99.2)	Press Release of Quad/Graphics, Inc., dated April 7, 2014, announcing the reaffirmation of 2014 annual guidance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAD/GRAPHICS, INC.

Date:	April 7, 2014	By:	/s/ Jennifer J. Kent
Jennifer J. Kent
Vice President, General Counsel and Secretary

QUAD/GRAPHICS, INC.
Exhibit Index to Current Report on Form 8-K
Dated April 7, 2014

Exhibit Number

(99.1)	Press Release of Quad/Graphics, Inc., dated April 7, 2014, announcing certain financing matters.

(99.2)	Press Release of Quad/Graphics, Inc., dated April 7, 2014, announcing the reaffirmation of 2014 annual guidance.

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